SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 13, 2005
Date of Report (Date of earliest event reported)

E.DIGITAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-20734
(Commission File Number)

33-0591385
(IRS Employer Identification No.)

13114 Evening Creek Drive South
San Diego, California 92128
(Address of principal executive offices)

(858) 679-1504
(Registrant’s telephone number, including area code)

ITEM 8.01.  Other Events.

e. Digital Corporation has entered into amendments with the holders of the company’s 12% Subordinated Promissory Notes (“12% Notes”) and related Stock Purchase Warrants (“Warrants”) to (i) extend the maturity date under the 12% Notes from July 1, 2005 to December 31, 2005 and (ii) reduce the purchase price for each warrant share (“Warrant Share”) purchasable under the Warrant from twenty-five cents ($0.25) to nineteen cents ($0.19).

The full text of each amendment is attached hereto as Exhibit 4.51.1 and Exhibit 4.52.1, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 13, 2005	e.DIGITAL CORPORATION By: /s/ Atul Anandpura —————————————— Atul Anandpura, Chief Executive Officer (Principal Executive Officer and duly authorized to sign on behalf of the Registrant)

ITEM 9.01.  Exhibits

Exhibit No.	Description

4.51.1	Form of First Amendment to 12% Subordinated Promissory Note between the company and certain accredited investors (individual amendments differ only as to name of Payee)

4.52.1	Form of First Amendment to Stock Purchase Warrant between the company and certain accredited investors (individual amendments differ only as to name of Holder)

EXHIBIT INDEX

Exhibit No.	Description

4.51.1	Form of First Amendment to 12% Subordinated Promissory Note between the company and certain accredited investors (individual amendments differ only as to name of Payee)

4.52.1	Form of First Amendment to Stock Purchase Warrant between the company and certain accredited investors (individual amendments differ only as to name of Holder)